                                                              EXHIBIT 99.5


                           SIERRA PACIFIC RESOURCES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                            (Dollars in Thousands)

                                                                                       June 30,                      December 31,
                                                                                         1999                            1998
                                                                                 --------------------              ----------------
                                                                                     (Unaudited)
ASSETS
Utility Plant at Original Cost:
  Plant in service                                                               $          2,374,322              $      2,348,996
    Less:  accumulated provision for depreciation                                             762,799                       727,624
                                                                                 --------------------              -----------------
                                                                                            1,611,523                     1,621,372
  Construction work-in-progress                                                                75,141                        55,670
                                                                                 --------------------              -----------------
                                                                                            1,686,664                     1,677,042
                                                                                 --------------------              -----------------
Investments in subsidiaries and other property, net                                            88,525                        59,258
                                                                                 --------------------              -----------------
Current Assets:
  Cash and cash equivalents                                                                     8,295                        17,674
  Accounts receivable less provision for uncollectible accounts
1999-$4,313; 1998-$3,461                                                                      103,861                       114,870
  Materials, supplies and fuel, at average cost                                                29,879                        25,776
  Other                                                                                         2,995                         3,048
                                                                                 --------------------              -----------------
                                                                                              145,030                       161,368
                                                                                 --------------------              -----------------
Deferred Charges:
  Regulatory tax asset                                                                         65,531                        65,619
  Other regulatory assets                                                                      61,888                        61,675
  Other                                                                                        21,282                        16,434
                                                                                 --------------------              -----------------
                                                                                              148,701                       143,728
                                                                                 --------------------              -----------------
                                                                                 $          2,068,920              $      2,041,396
                                                                                 ====================              =================
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shareholder's equity                                                    $            687,168              $        673,432
  Preferred stock                                                                              73,115                        73,115
  Preferred stock subject to mandatory redemption:
  SPPC-obligated mandatorily redeemable preferred securities of
     SPPC's subsidiary Sierra Pacific Power Capital I, holding
     solely $50 million principal amount of 8.6% junior
     subordinated debentures of SPPC, due 2036                                                 48,500                        48,500
  Long-term debt                                                                              630,111                       616,754
                                                                                 --------------------              -----------------
                                                                                            1,438,894                     1,411,801
                                                                                 --------------------              -----------------
Current Liabilities:
  Short-term borrowings                                                                       123,000                       105,000
  Current maturities of long-term debt                                                         40,597                        40,585
  Accounts payable                                                                             46,296                        60,128
  Accrued interest                                                                              7,744                         7,885
  Dividends declared                                                                           12,536                        11,465
  Accrued salaries and benefits                                                                13,154                        12,131
  Other current liabilities                                                                    25,051                        28,059
                                                                                 --------------------              -----------------
                                                                                              268,378                       265,253
                                                                                 --------------------              -----------------
Deferred Credits:
  Accumulated deferred federal income taxes                                                   172,941                       168,602
  Accumulated deferred investment tax credit                                                   36,961                        37,944
  Regulatory tax liability                                                                     37,846                        38,939
  Customer advances for construction                                                           36,462                        34,961
  Accrued retirement benefits                                                                  45,977                        42,560
  Other                                                                                        31,461                        41,336
                                                                                 --------------------              -----------------
                                                                                              361,648                       364,342
                                                                                 --------------------              -----------------
                                                                                 $          2,068,920              $      2,041,396
                                                                                 ====================              =================

The accompanying notes are an integral part of the financial statements

                           SIERRA PACIFIC RESOURCES
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (Dollars in Thousands, Except Per Share Amounts)

                                                               Three-Months Ended                 Six-Months Ended
                                                                    June 30,                           June 30,
                                                          ----------------------------      -----------------------------
                                                             1999              1998            1999              1998
                                                          -----------      -----------      -----------       -----------
                                                          (Unaudited)      (Unaudited)      (Unaudited)       (Unaudited)
OPERATING REVENUES:
  Electric                                                $   147,348      $   135,169      $   291,651       $   277,308
  Gas                                                          18,851           22,112           56,878            53,478
  Water                                                        13,619           11,862           23,900            21,079
  Other                                                         2,339            2,489            4,514             4,249
                                                          -----------      -----------      -----------       -----------
                                                              182,157          171,632          376,943           356,114
                                                          -----------      -----------      ------------      -----------
OPERATING EXPENSES:
  Operation:
       Purchased power                                         42,111           35,377           82,779            73,752
       Fuel for power generation                               26,367           27,447           52,837            51,327
       Gas purchased for resale                                12,658           13,510           37,375            32,841
       Other                                                   33,853           32,463           60,940            63,479
  Maintenance                                                   5,164            6,007           10,660            10,703
  Depreciation and amortization                                19,624           16,672           38,767            33,593
  Taxes:
       Income taxes                                             8,228            8,313           19,513            20,699
       Other than income                                        4,849            5,001            9,671             9,906
                                                          -----------      -----------      -----------       -----------
                                                              152,854          144,790          312,542           296,300
                                                          -----------      -----------      -----------       -----------
OPERATING INCOME                                               29,303           26,842           64,401            59,814
                                                          -----------      -----------      -----------       -----------

OTHER INCOME:
  Allowance for other funds used during construction                -            1,155                -             2,126
  Other income - net                                              221             (242)             259                (2)
                                                          -----------      -----------      -----------       -----------
                                                                  221              913              259             2,124
                                                          -----------      -----------      -----------       -----------
                Total Income                                   29,524           27,755           64,660            61,938
                                                          -----------      -----------      -----------       -----------

INTEREST CHARGES:
     Long-term debt                                            10,245           10,057           20,443            20,320
     Other                                                      2,280            1,759            4,883             3,667
     Allowance for borrowed funds used during
      construction and capitalized interest                      (236)          (2,039)            (434)           (3,721)
                                                          -----------      -----------      -----------       -----------
                                                               12,289            9,777           24,892            20,266
                                                          -----------      -----------      -----------       -----------

INCOME BEFORE OBLIGATED MANDATORILY
 REDEEMABLE PREFERRED SECURITIES                               17,235           17,978           39,768            41,672
     Preferred dividend requirements of SPPC-obligated
      mandatorily redeemable preferred securities              (1,043)          (1,043)          (2,086)           (2,086)
                                                          -----------      -----------      -----------       -----------

INCOME BEFORE PREFERRED DIVIDENDS                              16,192           16,935           37,682            39,586
     Preferred dividend requirements                           (1,365)          (1,365)          (2,730)           (2,730)
                                                          -----------      -----------      -----------       -----------
INCOME APPLICABLE TO COMMON STOCK                         $    14,827      $    15,570      $    34,952       $    36,856
                                                          ===========      ===========      ===========       ===========

Net Income Per Share - Basic                              $      0.48      $      0.50      $      1.13       $      1.19
Net Income Per Share - Diluted                            $      0.48      $      0.50      $      1.12       $      1.19
Weighted Average Shares of Common
     Stock Outstanding                                     31,019,641       30,945,868       31,015,010        30,938,332

Dividends Paid Per Share of Common Stock                  $     0.340      $     0.325      $     0.665       $     0.635

   The accompanying notes are an integral part of the financial statements.

 PAGE>



                           SIERRA PACIFIC RESOURCES
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (Dollars in Thousands)

                                                                                     Six-Months Ended
                                                                                          June 30,
                                                                             ------------------------------------
                                                                                 1999                   1998
                                                                             -------------          -------------
                                                                                          (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
 Income before preferred dividends                                           $      37,682          $      39,586
 Non-cash items included in income:
  Depreciation and amortization                                                     38,767                 33,593
  Deferred taxes and deferred investments tax credit                                 2,322                   (718)
  AFUDC and capitalized interest                                                      (434)                (5,846)
  Early retirement and severance amortization                                        2,096                  2,109
  Other                                                                               (158)                 1,427
Changes in certain assets and liabilities:
  Accounts receivable                                                               11,009                 14,710
  Materials, supplies and fuel                                                      (4,103)                  (871)
  Other current assets                                                                  53                 (1,480)
  Accounts payable                                                                 (13,832)                (4,963)
  Other current liabilities                                                         (2,126)                 3,724
  Other - net                                                                      (13,216                   (763)
                                                                             -------------          -------------
Net Cash Flows From Operating Activities                                            58,060                 80,508
                                                                             -------------          -------------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Additions to utility plant                                                       (55,708)               (66,454)
  Net customer refunds and contributions in aid construction                         9,474                 10,319
                                                                             -------------          -------------
  Net cash used for utility plant                                                  (46,234)               (56,135)
                                                                             -------------          -------------
  Investments in subsidiaries and other property - net                             (29,412)                (1,676)
                                                                             -------------          -------------
Net Cash Used In Investing Activities                                              (75,646)               (57,811)
                                                                             -------------          -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Increase in short-term borrowings                                                 17,731                 14,037
  Proceeds from issuance of long-term debt                                          23,696                      -
  Reduction of long-term debt                                                      (10,345)               (15,300)
  Sale of common stock                                                                 476                  1,535
  Dividends paid                                                                   (23,351)               (22,322)
                                                                             -------------          -------------
Net Cash Used In Financing Activities                                                8,207                (22,050)
                                                                             -------------          -------------

Net (decrease) increase in Cash and Cash Equivalents                                (9,379)                   647
Beginning balance in Cash and Cash Equivalents                                      17,674                  8,901
                                                                             -------------          -------------
Ending balance in Cash and Cash Equivalents                                  $       8,295          $       9,548
                                                                             =============          =============
Supplemental Disclosures of Cash Flow Information:
  Cash Paid During Period For:
  Interest                                                                   $      26,837          $      26,189
  Income Taxes                                                               $      12,524          $      34,350

  The accompanying notes are an integral part of the financial statements.

             NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
             ----------------------------------------------------


NOTE 1.    MANAGEMENT'S STATEMENT
---------------------------------

     In the opinion of the management of Sierra Pacific Resources, hereafter known as the Company, the accompanying unaudited interim condensed consolidated financial statements contain all adjustments (consisting of only normal recurring adjustments) necessary to present fairly the condensed consolidated financial position, condensed consolidated results of operations and consolidated cash flows for the periods shown. These condensed consolidated financial statements do not contain the complete detail or footnote disclosure concerning accounting policies and other matters which are included in full year financial statements and therefore, they should be read in conjunction with the Company's audited financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 1998. Deloitte & Touche LLP, the Company's independent accountants, have performed a review of the unaudited condensed consolidated financial statements, and their report has been included in this report.

     The results of operations for the three-month and six-month period ended June 30, 1999 are not necessarily indicative of the results to be expected for the full year.

                          Principles of Consolidation
                          ---------------------------

     The condensed consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, Sierra Pacific Power Company (SPPC), Tuscarora Gas Pipeline Company (TGPC), Sierra Gas Holding Company (formerly Sierra Energy Company), Sierra Energy Company dba eo three (eo three), Sierra Pacific Energy Company (SPE), Lands of Sierra (LOS), and Sierra Water Development Company (SWDC). All significant intercompany transactions and balances have been eliminated in consolidation.

                               Reclassifications
                               -----------------

     Certain items previously reported for years prior to 1998 have been reclassified to conform with the current year's presentation. Net income and shareholder's equity were not affected by these reclassifications.

NOTE 2.  RECENT PRONOUNCEMENTS OF THE FASB
------------------------------------------

      In June 1998, the Financial Accounting Standards Board issued SFAS 133, entitled "Accounting for Derivative Instruments and Hedging Activities". This statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. It requires an entity to recognize all derivatives as either assets or liabilities in the statement of financial position, and measure those instruments at fair value. In May 1999, members of the Financial Accounting Standards agreed to delay the effective date of Statement 133 to fiscal years beginning after June 15, 2000. The Company is still assessing the impact of SFAS 133 on its financial condition and results of operations.

NOTE 3.  EARNINGS PER SHARE
---------------------------

     The Company follows SFAS No. 128, "Earnings Per Share". The difference between Basic EPS and Diluted EPS is due to common stock equivalent shares resulting from stock options, employee stock purchase plan, performance shares and a non-employee director stock plan. Common stock equivalents were determined using the treasury stock method.



     The following provides a reconciliation of Basic EPS and Diluted EPS.

                                                                          Three Months Ended                Six Months Ended
                                                                               June 30,                           June 30,
                                                                        ------------------------       ----------------------------
                                                                           1999          1998              1999            1998
                                                                        -----------   ----------       -----------     ------------
Basic EPS
        Numerator
               Income available to common stockholders ($000)                14,827       15,570            34,952           36,856
                                                                        -----------   ----------       -----------     ------------

        Denominator
               Weighted average number of shares outstanding             31,019,641   30,945,868        31,015,010       30,938,332
                                                                        -----------   ----------       -----------     ------------

        Per-Share Amount                                                $      0.48   $     0.50       $      1.13     $       1.19
                                                                        ===========   ==========       ===========     ============
Diluted EPS
        Numerator
               Income available to common stockholders ($000)                14,827       15,570            34,952           36,856
                                                                        -----------   ----------       -----------     ------------

        Denominator
               Weighted average number of shares outstanding             31,019,641   30,945,868        31,015,010       30,938,332
                before dilution
               Stock options                                                 26,206       62,508            24,909           47,346
               Executive long term incentive plan - performance shares       21,947       18,387            20,285           16,807
               Non-Employee stock plan                                        9,666        7,114             9,666            7,114
               Employee stock purchase plan                                     679        1,002               618            1,158
                                                                        -----------   ----------        ----------     ------------
                                                                         31,078,139   31,034,879        31,070,488       31,010,757
                                                                        -----------   ----------        ----------     ------------

        Per-Share Amount                                                $      0.48   $     0.50        $     1.12     $       1.19
                                                                        ===========   ==========        ==========     ============

NOTE 4.  SEGMENT INFORMATION
----------------------------

     The Company operates three business segments providing regulated electric, natural gas and water service. Electric service is provided to northern Nevada and the Lake Tahoe area of California. Natural gas and water services are provided in the Reno-Sparks area of Nevada. Other segment information includes segments below the quantitative threshold for separate disclosure.

     Information as to the operations of the different business segments is set forth below based on the nature of products and services offered. The Company evaluates performance based on several factors, of which the primary financial measure is business segment operating income. Intersegment revenues are not material.


  Three Months
Ended June 30, 1999              Electric        Gas             Water           Other         Consolidated
-------------------              -------------   -------------   -------------  -------------  -------------
Operating Revenues                   $ 147,348        $ 18,851        $ 13,619         $ 2,339      $ 182,157
                                 =============   =============   =============   =============  =============
Operating income                     $  24,601        $  1,189        $  4,047         $  (534)     $  29,303
                                 =============   =============   =============   =============  =============

  Three Months
Ended June 30, 1998              Electric        Gas             Water           Other          Consolidated
-------------------              -------------   -------------   -------------   -------------  ------------
Operating revenues                   $ 135,169        $ 22,112        $ 11,862         $ 2,489      $ 171,632
                                 =============   =============   =============   =============  =============
Operating income                     $  21,546        $  2,947        $  2,815         $  (466)     $  26,842
                                 =============   =============   =============   =============  =============



  Six Months
Ended June 30, 1999              Electric        Gas             Water          Other           Consolidated
---------------------            -------------   -------------   -------------  --------------  -------------
Operating Revenues                   $ 291,651        $ 56,878        $ 23,900         $ 4,514      $ 376,943
                                 =============   =============   =============  ==============  =============
Operating income                     $  51,285        $  7,479        $  6,846         $(1,209)     $  64,401
                                 =============   =============   =============  ==============  =============

  Six Months
Ended June 30, 1998              Electric        Gas             Water          Other           Consolidated
---------------------            -------------   -------------   -------------  --------------  -------------
Operating revenues                   $ 277,308        $ 53,478        $ 21,079         $ 4,249      $ 356,114
                                 =============   =============   =============  ==============  =============
Operating income                     $  47,962        $  8,110        $  4,374         $  (632)     $  59,814
                                 =============   =============   =============  ==============  =============